UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2008
I-FLOW CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18338 (Commission File Number)	33-0121984 (IRS Employer Identification No.)
20202 Windrow Drive
Lake Forest, California 92630
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 206-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7
Exhibit 99.1

Item 1.01	Entry into a Material Definitive Agreement.
     In April 2007, the Internal Revenue Service issued final regulations interpreting the deferred compensation rules under Section 409A of the Internal Revenue Code (collectively, the “Final 409A Rules”). Subsequently, I-Flow Corporation (the “Company”) undertook a review of its current and historical compensation practices that could be implicated by the Final 409A Rules.
     In connection with this review, the board of directors of the Company approved amendments to the employment and change in control agreements between the Company and each of Donald M. Earhart (the Company’s Chairman, President and Chief Executive Officer), James J. Dal Porto (the Company’s Executive Vice President and Chief Operating Officer) and James R. Talevich (the Company’s Chief Financial Officer). These amendments, dated as of February 21, 2008, are further to the amendments entered into between the Company and Messrs. Earhart, Dal Porto and Talevich in February 2006, in connection with the issuance of proposed regulations issued by the Internal Revenue Service in September 2005.
     The amendments provide fixed dates for certain severance and bonus payments made upon a qualifying termination or change in control and for certain disability payments. The amendments also amend and restate the provisions of the agreements generally requiring deferral of payments covered by Section 409A under certain circumstances and permitting the Company to reform provisions of the agreements to maintain to the maximum extent practicable the original intent of the applicable provisions without violating Section 409A.
     The above summary of the amendments to the employment and change in control agreements is qualified in its entirety by reference to the full text of the amendments, copies of which are attached as Exhibits 10.1 through 10.6 hereto and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Payments Under the 2007 Corporate Officer Incentive Plan
     On February 21, 2008, the independent directors of the board of directors of the Company approved, on the recommendation of the compensation committee, payouts under the 2007 Corporate Officer Incentive Plan (the “2007 COIP”) to Messrs. Earhart, Dal Porto and Talevich, each of whom participated in the 2007 COIP. As previously disclosed in the Company’s Form 8-K filed on February 28, 2007, the 2007 COIP identified predetermined performance goals and target awards. Subject to achievement of those goals, the participants in the 2007 COIP could earn cash bonuses and equity awards. A summary of the terms of the 2007 COIP was filed as Exhibit 10.1 to the Form 8-K filed by the Company on February 28, 2007.
     After the completion of fiscal year 2007, the compensation committee reviewed the executive officers’ and the Company’s performance in light of the predetermined goals set forth in the 2007 COIP. On February 21, 2008, the independent directors of the board of directors approved the following payments under the 2007 COIP:

     Donald M. Earhart. As a result of his and the Company’s performance in fiscal year 2007, the compensation committee recommended, and the independent directors determined, that Mr. Earhart was entitled to receive a bonus of $704,545 in cash and 82,955 shares of restricted stock.
     James J. Dal Porto. As a result of his and the Company’s performance in fiscal year 2007, the compensation committee recommended, and the independent directors determined, that Mr. Dal Porto was entitled to receive a bonus of $469,697 in cash and 55,303 shares of restricted stock.
     James R. Talevich. As a result of his and the Company’s performance in fiscal year 2007, the compensation committee recommended, and the independent directors determined, that Mr. Talevich was entitled to receive a bonus of $234,848 in cash and 27,652 shares of restricted stock.
     For all three executive officers, the restrictions on the restricted stock will lapse with respect to 50% of the shares on the first anniversary date of the grant date and with respect to the remaining 50% of the shares on the second anniversary date of the grant date. A form of the restricted stock agreement used in connection with the grants of shares of restricted stock was filed as Exhibit 10.8 to the Form 8-K filed by the Company on March 1, 2006 and is incorporated by reference herein.
Terms of the 2008 Executive Performance Incentive Plan
     On February 21, 2008, the independent directors of the board of directors unanimously approved, on the recommendation of the compensation committee, the 2008 Executive Performance Incentive Plan (the “2008 EPIP”). As with the 2007 COIP, the President and Chief Executive Officer, the Executive Vice President and Chief Operating Officer and the Chief Financial Officer of the Company are eligible for awards under the 2008 EPIP. The 2008 EPIP identifies predetermined performance goals and target awards. Subject to achievement of the goals, the participants can earn cash bonuses and equity awards pursuant to the I-Flow Corporation 2001 Equity Incentive Plan. After completion of fiscal year 2008, the executive officers’ and the Company’s performance will be reviewed in light of the predetermined goals set forth in the 2008 EPIP. In determining the allocation of awards to individual executive officers, the compensation committee will focus on the contributions made by each executive officer to the Company’s performance. A summary of the terms of the 2008 EPIP is attached as Exhibit 10.7 hereto and is incorporated by reference herein.
Other Compensation Matters
     Also on February 21, 2008, the compensation committee approved increases in the annual base salaries of the Company’s named executive officers. Annual base salaries were increased to the following amounts: Mr. Earhart, $470,000; Mr. Dal Porto, $300,000; and Mr. Talevich, $250,000. The annual base salary increases are effective as of February 4, 2008.

Item 8.01	Other Events.
     On February 26, 2008, the Company announced that its board of directors had authorized the repurchase of up to 1,000,000 shares of Company common stock. The shares may be repurchased in the open market or through privately negotiated transactions in the discretion of management, subject to its assessment of market conditions and other factors. A copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Also on February 21, 2008, the compensation committee authorized the repurchase of an aggregate of 46,516 shares of Company common stock from Messrs. Dal Porto and Talevich and an aggregate of 71,517 shares of Company common stock from other employees, in each case to effect net (after tax) issuances of vesting restricted stock issued to such employees, as permitted by the I-Flow Corporation 2001 Equity Incentive Plan. The compensation committee also authorized future net issuances to employees other than executive officers pursuant to the terms of such plan.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:
     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Amendment #3 to Employment Agreement with Donald M. Earhart, dated as of February 21, 2008.

10.2	Amendment #2 to Amended and Restated Employment Agreement with James J. Dal Porto, dated as of February 21, 2008.

10.3	Amendment #1 to Amended and Restated Employment Agreement. with James R. Talevich, dated as of February 21, 2008.

10.4	Amendment #2 to Agreement Re: Change In Control with Donald M. Earhart, dated as of February 21, 2008.

10.5	Amendment #2 to Agreement Re: Change In Control with James J. Dal Porto, dated as of February 21, 2008.

10.6	Amendment #2 to Agreement Re: Change In Control with James R. Talevich, dated as of February 21, 2008.

10.7	Summary of the 2008 Executive Performance Incentive Plan.

99.1	Press Release of I-Flow Corporation dated February 26, 2008.

Forward-Looking Statements
     Statements by the Company in this report and in other reports and statements released by the Company are and will be forward-looking in nature and express the Company’s current opinions about trends and factors that may impact future operating results. Statements that use words such as “may,” “will,” “should,” “believes,” “predicts,” “estimates,” “projects,” “anticipates” or “expects” or use similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to material risks, assumptions and uncertainties, which could cause actual results to differ materially from those currently expected, and readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated or subsequent events. Readers are also urged to carefully review and consider the various disclosures made by the Company in this report that seek to advise interested parties of the risks and other factors that affect the Company’s business. Interested parties should also review the Company’s reports on Forms 10-K, 10-Q and 8-K and other reports that are periodically filed with or furnished to the Securities and Exchange Commission. The risks affecting the Company’s business include, among others: physician acceptance of infusion-based therapeutic regimens; implementation of the Company’s direct sales strategy; successful integration of the Company’s recent acquisition of AcryMed Incorporated and further development and commercialization of AcryMed’s technologies; dependence on the Company’s suppliers and distributors; the Company’s continuing compliance with applicable laws and regulations, such as the Medicare Supplier Standards and the Food, Drug and Cosmetic Act, and Medicare’s and the FDA’s concurrence with management’s subjective judgment on compliance issues; the reimbursement system currently in place and future changes to that system; product availability, acceptance and safety; competition in the industry; technological changes; intellectual property challenges and claims; economic and political conditions in foreign countries; currency exchange rates; inadequacy of booked reserves; and reliance on the success of the home health care industry. All forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by the Company about its business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 26, 2008

I-FLOW CORPORATION
By:	/s/ James R. Talevich
	Name:	James R. Talevich
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Amendment #3 to Employment Agreement with Donald M. Earhart, dated as of February 21, 2008.

10.2	Amendment #2 to Amended and Restated Employment Agreement with James J. Dal Porto, dated as of February 21, 2008.

10.3	Amendment #1 to Amended and Restated Employment Agreement. with James R. Talevich, dated as of February 21, 2008.

10.4	Amendment #2 to Agreement Re: Change In Control with Donald M. Earhart, dated as of February 21, 2008.

10.5	Amendment #2 to Agreement Re: Change In Control with James J. Dal Porto, dated as of February 21, 2008.

10.6	Amendment #2 to Agreement Re: Change In Control with James R. Talevich, dated as of February 21, 2008.

10.7	Summary of the 2008 Executive Performance Incentive Plan.

99.1	Press Release of I-Flow Corporation dated February 26, 2008.